Earnings (Loss) Per Share	12 Months Ended
Mar. 31, 2025
Earnings per share [abstract]
Earnings (Loss) Per Share	EARNINGS (LOSS) PER SHARE

Year ended	March 31,
	2025	2024
	$	$
Net earnings (loss)	1,295	(16,660)

Weighted average number of Shares outstanding - basic and diluted (a)	96,313,316	95,527,385
Basic and diluted earnings (loss) per share	0.01	(0.17)

(a) The weighted average number of basic Shares calculation for the year ended March 31, 2025 exclude the impact of 1,724,553 Subordinate Voting Shares issued as part of the XRM Acquisition as they were subject to forfeitures.
For the year ended March 31, 2024, the potentially dilutive outstanding equity instruments, which are the DSUs, PSUs and options mentioned in Note 14 granted under the LTIP, certain shares to be issued as part of anniversary payments related to business acquisition, and the Subordinate Voting Shares issued as part of the XRM acquisition subject to forfeiture, were not included in the calculation of diluted earnings per share since the Company incurred losses and the inclusion of these equity instruments would have an antidilutive effect.
For the year ended March 31, 2025, the basic and diluted earnings per share are the same as the inclusion of the instruments listed above had no impact on the result.